EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Owner and Those Charged with Governance of True Wireless, LLC

Opinion on the Financial Statements

We have audited the accompanying balance sheets of True Wireless, LLC (the “Company”) as of December 31, 2017 and 2016, and the related statements of operations, changes in members’ equity (deficit), and cash flows for each of the years in the two year period ended December 31, 2017. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of True Wireless, LLC as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the years in the two year period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”) and are required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatements of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/Rodefer Moss & Co, PLLC

We have served as the Company’s auditor since 2016

Nashville, Tennessee

June 15, 2018

True Wireless LLC.

Balance Sheets

	December 31,
	2017	2016
Assets
Current assets:
Cash and cash equivalents	$1,274,160	$439,271
Accounts receivable	5,525	6,189
Lifeline revenue due from USAC	1,170,569	1,137,273
Customer phone supply	520,165	808,500
Due from related party	19,000	-
Total current assets	2,989,419	2,391,233

Property and equipment, less accumulated depreciation of $127,015 and $135,242, respectively	25,962	34,936
Other long term assets	61,457	61,457

Total Assets	$3,076,838	$2,487,626

Liabilities and Members’ Equity (Deficit)
Current Liabilities
Trade payables - current	$1,659,410	$1,404,803
Payable - Telecom Operations Center - current	334,939	3,822,850
Accrued expenses	36,938	19,204
Notes payable	435,000	-
Note payable - related party	344,241	150,000
Total current liabilities	2,810,528	5,396,857

Trade payables - long term	883,550	470,684
Total Liabilities	3,694,078	5,867,541

Commitments and contingencies (notes 2 and 9)

Members’ Deficit	(617,240)	(3,379,915)

Total Liabilities and Members’ Equity (Deficit)	$3,076,838	$2,487,626

See accompanying notes to financial statements

True Wireless LLC

Statements of Operations

	Year Ended December 31,
	2017	2016
Revenues
Lifeline program revenues	$13,142,790	$11,890,097
Service fees and ancillary income	317,190	577,923
Total Revenues	13,459,980	12,468,020

Cost of Revenues	8,096,076	7,357,691

Gross Profit	5,363,904	5,110,329

Costs and Expenses
Compensation and benefits	316,245	829,378
Telecom Operations Center	1,322,449	2,774,969
ISO/IES commissions	436,492	641,887
Advertising and promotion	427,151	182,907
Compliance and other professional fees	1,478,788	1,587,344
IT and telecommunications expense	457,646	558,347
Other general and administrative expenses	720,848	809,352

Total Costs and Expenses	5,159,619	7,384,184

Net Operating Profit (Loss)	204,285	(2,273,855)

Gain on Vendor Settlements	2,587,600	-
Interest income	-	601
Interest expense	(24,021)	-

Other income (expense)	2,563,579	601

Net Income (Loss)	$2,767,864	$(2,273,254)

See accompanying notes to financial statements

 TRUE WIRELESS, LLC

Statement of Changes in Members’ Equity (Deficit)

Members’ Equity (Deficit) December 31, 2015	(1,830,746)

Members’ Contributions Year Ended December 31, 2016	1,184,657

Members’ Withdrawals Year Ended December 31, 2016	(460,574)

Net (Loss) Year Ended December 31, 2016	(2,273,254)

Net Change for Year Ended December 31, 2016	(1,549,171)

Members’ Equity (Deficit) December 31, 2016	(3,379,915)

Members’ Contributions Year Ended December 31, 2017	124,811

Members’ Withdrawals Year Ended December 31, 2017	(130,000)

Net Income Year Ended December 31, 2017	2,767,864

Net Change for Year Ended December 31, 2017	2,762,675

Members’ Equity (Deficit) December 31, 2017	$(617,240)

See accompanying notes to financial statements

TRUE WIRELESS, LLC

Statement of Cash Flows

For the Years Ended December 31, 2017 and 2016

	Year Ended December 31,
	2017	2016
OPERATING ACTIVITIES
Net Income	$2,767,864	$(2,273,254)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation	6,939	8,975
Non-cash contributions/donations	2,034
Changes in operating assets and liabilities:
Accounts receivable	664	(3,003)
Lifeline revenue due from USAC	(33,296)	(196,236)
Customer phone supply	288,335	1,224
Trade payables - current	254,607	667,230
Payable - Telecom Operations Center - current	(3,075,045)	909,540
Accrued expenses	17,734	(56,278)
Net cash provided by (used in) Operating Activities	229,836	(941,802)
INVESTING ACTIVITIES
	-	-
Net cash provided by Investing Activities	-	-
FINANCING ACTIVITIES
Member Contribution	124,811	1,184,657
Member Draw	(130,000)	(460,574)
Due from related party	(19,000)	-
Note payable	285,000	-
Trade payables under a vendor settlement arrangement	-	(36,020)
Loan proceeds under a related party financing arrangement	1,271,242	-
Loan payments under a related party financing arrangement	(927,000)	-
Net cash provided by Financing Activities	605,053	688,063
Net cash increase (decrease) for period	834,889	(253,739)
Cash at beginning of period	439,271	693,010
Cash at end of period	$1,274,160	$439,271

Supplemental disclosure of non-cash investing activities:
Trade payables under a vendor settlement arrangement	$412,866	$-

Acquisition of customer phones through related party note payable	$35,000	$150,000

Interest paid	$3,052	$-

Taxes paid	$-	$-

See accompanying notes to financial statements

TRUE WIRELESS, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2017 and 2016

NOTE 1 – Summary of Significant Accounting Policies

A.	Business Activity

True Wireless, LLC (the Company) is an Oklahoma limited liability company that provides discounted and subsidized prepaid wireless telephone services, predominantly to Lifeline customers. Lifeline is a program of the Universal Service Fund (USF) that provides a discount on phone service for qualifying low-income consumers through the Universal Service Administrative Company (USAC). True Wireless is headquartered in Oklahoma City, Oklahoma, and is designated as an eligible telecommunications carrier in Arkansas, Maryland, Oklahoma, Rhode Island, and Texas.

B.	Revenue Recognition

The Company earns revenue primarily by providing access to and usage of wireless networks, as well as the sale of cellular telephones and accessories. Access revenue is billed one month in advance and recognized when earned. Usage revenue is generally billed in arrears and recognized when service is rendered. Equipment sales revenue associated with the sale of wireless devices and accessories is generally recognized when the products are delivered to and accepted by the customer, as this is considered to be a separate earnings process from providing wireless services.

True Wireless receives reimbursement from the Universal Service Fund (USF) for revenues it forgoes in providing the discounted services to eligible customers in accordance with Federal Communications Commission rules outlined in the Communications Act of 1934, as amended. These discounts are required to be passed to the eligible low-income consumers. The Lifeline revenue due from USAC on the balance sheet represents the reimbursements due as of the balance sheet date for the month of December 2017 and 2016 respectively. The Company utilizes a third party legal firm to verify the eligibility of claims under the USAC Lifeline program. The total costs for these compliance services amounted to $306,556 and $213,979 for December 31, 2017 and 2016 respectively and are included in Compliance and other professional fees in the Statement of Operations.

C.    Cash and Cash Equivalents

The Company considers currency on hand, demand deposits with banks or financial institutions and liquid investments with a maturity less than 90 days to be cash and cash equivalents.

D.	Customer Phone Supply

Customer phone supply consists of cellular telephones provided to eligible customers in accordance with Federal Communications Commission rules outlined in the Communications Act of 1934, as amended. These telephones are amortized to Cost of Sales over a 12 month period from the date put into service. The amount amortized into Cost of Revenues was $1,470,747 and $1,455,879 for the years ended December 31, 2017 and 2016, respectively.

E.	Property and Equipment

Capital assets are carried at cost. Depreciation is charged against income at an amount equal to estimated cost of usage over the estimated life of the asset using various depreciation methods. Depreciation expense for the years ended December 31, 2017 and 2016 was $6,939 and $8,975 respectively.

F.	Income Tax Status

The Company is a member managed limited liability company and, as a result, income from the Company is passed through to the members and taxed in their individual tax returns. Therefore, no provision or liability for federal or state income taxes has been included in the financial statements. There are no material differences between the tax and financial basis of the Company’s assets and liabilities.

G.	Advertising and Promotion

The Company expenses the costs of advertising and promotion as incurred. Advertising and promotion expense for the years ended December 31, 2017 and 2016 was $427,151 and $182,907, respectively.

H.	Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits. True Wireless, LLC, maintains cash balances at local banks. Accounts are insured by federal depository insurance up to $250,000 per institution. As of December 31, 2017 and 2016, there were uninsured deposits of $1,021,290 and $158,678 respectively.

I.	Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ from those estimates.

J.	Date of Management Review

Management has evaluated events and transactions occurring subsequent to the statement of financial position date for items that should potentially be recognized or disclosed in these financial statements. The evaluation was conducted through the date of the auditors’ report, which is the date these financial statements were available to be issued.

NOTE 2 – GOING CONCERN

The Company’s financial statements have been presented on the basis that it continues as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business, and do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3 – TRADE payableS – current

Trade payables – current consist primarily of professional services, purchased cellular telephones and accessories and the purchase of airtime minutes to provide the discounted services to eligible customers in accordance with Federal Communications Commission rules outlined in the Communications Act of 1934, as amended. The Company also has a repayment agreement with one vendor to pay their balance at the rate of $25,000 per month until paid in full. The amount due beyond one-year totals $502,240 and is included in Trade payables – long term (see Note 4).

NOTE 4 – PAYABLE - TELECOM OPERATIONS CENTER and TRADE PAYABLES – LONG TERM

The Company utilized the services of Benson Communications, S.A. de C.V., San Salvador, El Salvador (Benson) to provide customer service call center services, manage the sales process to include handling incoming orders, the collection and verification of all documents to comply with FCC regulations, monthly audit of all subscribers to file the USAC 497 form, yearly audit of all subscribers that have been active over one year to file the USAC 555 form (Recertification), information technology professionals to maintain company websites, sales portals and server maintenance. Billings for these services were $352,449 and $2,774,769 for the years ended December 31, 2016 and 2015, respectively. Benson is no longer in business and on September 29, 2017, the Legal Representative for Benson offered to settle all amounts due from the Company for the total of $758,249. As of December 31, 2017, the Company had paid $42,000 of the settlement:

	Current Long Term

Payments 1 – 17	$334,939	$20,000
Payment 18		$361,310
Vendor agreement (see Note 3)		$502,240

Payable – Telecom Operations Center – current	$334,939

Trade Payables – long term		$883,550

The Company agreed to the terms proposed by the Legal Representative of Benson and the settlement is included in Gain on Vendor Settlements in the Statements of Operations.

NOTE 5 – NOTES PAYABLE

At December 31, 2017 the Company had unsecured demand notes totaling $435,000 and bearing interest at 6.49% to an unaffiliated third-party company. During 2017, interest in the amount of $19,729 accrued on these notes and is included in Accrued expenses on the Balance Sheets.

NOTE 6 – NOTE PAYABLE – RELATED PARTY

At December 31, 2016 the Company had an unsecured non-interest bearing demand note in the amount of $150,000 payable to an affiliated company. In 2017, the Company established a financing arrangement with this affiliated company to provide periodic unsecured working capital loans at 8% interest. During 2017, the Company borrowed $1,271,242 and repaid $927,000. At December 31, 2017 the Company owed $344,241 to this affiliated company. In 2017, the Company paid $3,052 in interest on these borrowings.

NOTE 7 – rent expense

The Company leases office and store front space on a month-to-month or relatively short-term basis. The company rents a small space from a related party under a month-to-month lease arrangement for $1,500 per month. Total rent expense for the years ended December 31, 2017 and 2016 was $66,480 and $112,725, respectively.

There are no future minimum lease payments required.

NOTE 8 – RELATED PARTY TRANSACTIONS

For the years ended December 31, 2017 and 2016, outsourced management services fees of $1,020,000 and $1,350,000 respectively were paid to Axia Management, LLC (Axia) as compensation for services provided and were commensurate with the level of effort required to provide these services. These costs are included in Compliance and other professional fees in the Statements of Operations. Axia is owned by the majority owner of the Company. Rent expense to related companies is disclosed in Note 7 above.

At December 31, 2017 and 2016 the Company had trade payables to Axia of $55,400 and $15,617 respectively.

For the years ended December 31, 2017 and 2016, the Company purchased telecom services and access to wireless networks from 321 Communications in the amounts of $1,639,655 and $2,006,700 respectively. These costs are included in Cost of Revenues in the Statements of Operations. The majority owner of the Company is a minority owner of 321 Communications.

At December 31, 2017 and 2016 the Company had trade payables to 321 Communications of $132,404 and $155,643 respectively.

During 2017, the Company contracted with CenterCom, LLC (CenterCom) to provide customer service call center services, manage the sales process to include handling incoming orders, the collection and verification of all documents to comply with FCC regulations, monthly audit of all subscribers to file the USAC 497 form, yearly audit of all subscribers that have been active over one year to file the USAC 555 form (Recertification), information technology professionals to maintain company websites, sales portals and server maintenance after Benson (see Note 4) ceased operations. Billings for these services in 2017 were $970,000 and are included in Telecom Operations Center expenses in the Statements of Operations. The majority owner of the Company owns 50% of CenterCom.

At December 31, 2017 the Company had trade payables to CenterCom of $150,000.

NOTE 9 – CONTINGENCIES

On November 1, 2013, The Federal Communications Commission (FCC) issued a Notice of Apparent Liability for Forfeiture to the Company for requesting and/or receiving support for ineligible subscriber lines between the months of October 2012 and May 2013 and proposed a monetary forfeiture of $5,501,285. The Company has annual compliance audits with FCC approved audit firms that have found no compliance deficiencies. Management believes the proposed monetary forfeiture is without merit and if anything should result from this notice, the amount would not materially affect the financial position of the Company.

NOTE 10 – SUBSEQUENT EVENTS

Merger with Surge Holdings, Inc.

On April 11, 2018, Surge Holdings, Inc. (Surge), a Nevada corporation, True Wireless, Inc., an Oklahoma corporation (“TW”) and TW Acquisition Corporation, a newly formed Nevada corporation (hereafter “Acquisition Sub”), and wholly-owned by Surge, completed the merger contemplated by the Agreement and Plan of Reorganization (hereafter the “Merger Agreement”) entered into as of April 11, 2018 by and among the Surge, TW and Acquisition Sub.

Pursuant to the terms of the Merger Agreement, TW merged into Acquisition Sub in a transaction where TW was the surviving company and became a wholly-owned subsidiary of Surge. The transaction was structured as a tax-free reverse triangular merger. In addition to the 12,000,000 shares of Surge Common Stock and $500,000 cash which has been previously paid to the shareholders of TW, at the Closing of the merger transaction, the shareholders of TW received the following as additional merger consideration:

● 152,555,416 shares of newly-issued Surge Common Stock, which will give the shareholders of TW, on a pro forma basis, a 69.5% interest in the Surge’s total Common Shares.

● An additional number of shares of Surge Common Stock, if any, necessary to vest 69.5% of the aggregate issued and outstanding Common Stock in the shareholders of TW at the Closing.

● A Promissory Note in the original face amount of $3,000,000, bearing interest at 3% per annum maturing on December 31, 2018.

● 3,000,000 shares of newly-issued Surge Series A Preferred Stock.

Commercial Line of Credit

On January 25, 2018 the Company obtained a $500,000 line of credit (LOC) with a Bank. The LOC bears interest at 5% per annum and is secured by essentially all of the Company’s assets. The note is personally guaranteed by the majority owner of the Company.

Conversion from a Limited Liability Company (LLC) to a C–Corp

In order to facilitate the merger with Surge, The Company converted from a Limited Liability Company (LLC) to a C-Corp. The conversion was effective April 1, 2018.